UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): July 30, 2018

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On July 30, 2018, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2018. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

Earnings Conference Call

A conference call to discuss the Company’s earnings results has been scheduled for 7:30 a.m. Central Time on July 30, 2018. The information for accessing the conference call is included in the press release.

Recent Agreements with Customers

The Company and certain of its subsidiaries recently entered into a series of contracts with each of Anadarko Petroleum Corporation (“Anadarko”) and BP Exploration & Production Inc. and certain of its affiliates (collectively, “BP”). Certain principal agreements of the parties are described below.

Anadarko

The Company and Anadarko agreed to the following:

(i)	Extension of the Existing Ocean BlackHawk Contract. The Company and Anadarko agreed to extend the existing contract for the Ocean BlackHawk until April 2021. The existing Ocean BlackHawk contract was scheduled to expire in June 2019. The operating dayrate under the extended contract will remain at $495,000 until April 2020, when it will adjust to a rate that is materially higher than current market dayrates and is subject to a possible one-time capped increase based on then-prevailing market rates. Anadarko retains its option to extend the contract further for an additional period or additional wells subject to notice and mutually agreed rates. Commencing on March 1, 2019, Anadarko will temporarily suspend dayrate payments for the Ocean BlackHawk until the rig completes regulatory maintenance and equipment re-certifications, which activities are currently expected to be completed by the end of June 2019.

(ii)	Early Release of the Ocean BlackHornet. The Company and Anadarko also agreed to the early termination of the existing contract for the Ocean BlackHornet, to be effective when the Ocean BlackHawk completes its regulatory maintenance and equipment re-certifications, expected by the end of June 2019. The existing Ocean BlackHornet contract was scheduled to expire in April 2020.

BP

The Company and BP agreed to the following:

(i)	New Drilling Contracts for Drillships. BP agreed to contract the Ocean BlackHornet and another drillship to be named later, each for a term of at least two years plus two one-year unpriced options, commencing after completion of the respective drillship’s current contract and subsequent special survey, shipyard period, verification and/or any other necessary assurance activities. The operating dayrate for each contract will be within an agreed range of dayrates that are materially higher than current market dayrates and will be determined within the range based on then-prevailing market rates.

(ii)	Early Termination of the Existing Ocean GreatWhite Contract. The Company and BP agreed to the early termination of the existing contract for the Ocean GreatWhite, effective July 1, 2018, and for BP to pay the Company a fee to be recorded by the Company in the fiscal quarter ending September 30, 2018. The existing Ocean GreatWhite contract was scheduled to expire in January 2020. As a result of the early termination, the Company is free to secure new work for the Ocean GreatWhite and is currently in discussions with a customer regarding a drilling project for the rig.

(iii)	Additional Future Payments. In addition to the new drilling contracts for drillships and the fee described above, BP agreed to pay to the Company a total of $135 million through a series of designated payments during 2019 through 2023.

Rig Status Report

The Company hereby incorporates by reference into this Item 7.01 the summary report of the status, as of July 30, 2018, of the Company’s offshore drilling rigs attached as Exhibit 99.2.

The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in this report, statements in the press release furnished as Exhibit 99.1 to this report or the rig status report furnished as Exhibit 99.2 to this report, and statements made during the conference call described in this report, in each case that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning the extension of the Ocean BlackHawk contract, including future dayrates, revenues and extensions, and the timing of future maintenance activities and the early release of the Ocean BlackHornet contract; new drilling contracts with and future payments from BP, including the timing, duration, commencement, dayrates and revenue associated therewith and any future drilling contracts; proposed future drilling projects and commencement dates for the Ocean GreatWhite and the risk that customer discussions may not result in a definitive agreement; drilling operations and timing; contract effectiveness, effective dates and estimated duration; expectations regarding rig downtime, reactivation, surveys, retirement, availability, utilization and scrapping; future impairments; expectations of future backlog and revenue expected to result from backlog, revenue, operating costs and performance; future liquidity, financial condition, market conditions, commodity prices and strategic opportunities; future contract dayrates, status and termination rights; contract noncompliance by customers and other third parties; rights, obligations and future actions under letters of intent; outcomes of customer discussions; future impact of regulations; future outcome of litigation; and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, litigation and disputes, operating risks and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

99.1	Press Release dated July 30, 2018

99.2	Rig Status Report as of July 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2018	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

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